UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

40|86 Strategic Income Fund
(Exact name of registrant as specified in charter)

11825 N. Pennsylvania Street
Carmel, IN 46032
(Address of principal executive offices) (Zip code)

Jeffrey M. Stautz
11825 N. Pennsylvania Street
Carmel, IN 46032
(Name and address of agent for service)

Registrant's telephone number, including area code 317-817-4086

Date of fiscal year end: June 30

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

40|86 STRATEGIC INCOME FUND
New York Stock Exchange Listed Ticker Symbol: CFD

December 31, 2005

Semi-Annual Report

40 | 86 Strategic Income Fund	Semi-Annual Report
Portfolio Managers’ Review	December 31, 2005

How did the Portfolio perform relative to its benchmark?

The 40|86 Strategic Income Fund declined 0.23% in Net Asset Value (NAV) for the six months ended December 31, 2005. The Fund’s benchmark, the Merrill Lynch High Yield Master II Index, increased 1.59% for the same period.(1)

As a closed-end mutual fund, the 40|86 Strategic Income Fund’s stock trades independently from the underlying NAV on the New York Stock Exchange. The stock declined 4.00% for the six months ended December 31, 2005.

What factors contributed to the variance between the Fund and its benchmark?

The Fund was negatively impacted due to an overweight position in the paper and forest product sector. This sector suffered due to a Leveraged Buyout (LBO) transaction as well as continued weak demand trends and rising input costs. The Fund also was impacted negatively due to security selections in the telecom sector. This resulted in an underperformance versus the benchmark despite the overweight position in the portfolio. While the telecom sector outperformed, we underperformed as a result of specific credits due to unfavorable event risks (LBO) and poor operating fundamentals. Finally, we were underweight the energy sector, which had favorable returns.

Which holdings most enhanced the Fund’s performance?

The Fund’s return was increased by its holdings in ready-mixed concrete product and service provider US Concrete and emerging market securities issued by Republic of Turkey, VWR International and Federated Republic of Brazil. US Concrete was the best performing holding for the period, generating a 10.63% return. This return can be attributed to better than expected sales of ready-mixed concrete and favorable credit ratings. Republic of Turkey, VWR International and Federated Republic of Brazil returned 8.20%, 8.17% and 8.10%, respectively. For the period, emerging markets outperformed the high yield fixed income market by 5.59%.

Which holdings most negatively impacted the Fund’s performance?

The Fund’s main detractors were lumber and paper producer Georgia-Pacific, game and movie retailer Movie Gallery, tobacco leaf grower Alliance One and retailer Toys R Us. Event risk hit the portfolio when Koch Industries announced an LBO for Georgia-Pacific, which subsequently dropped 13.22%. Movie Gallery detracted from performance with a 9.6% decline. The market continues to have difficulty accepting the long-term prospects for the rental industry. Alliance One, which has been affected by a poor Brazilian crop as well as local currency appreciation, negatively impacted performance with a 9.13% decline. Toys R Us declined 6.29%, as financing details for the LBO were announced.

What is your outlook for the next calendar year?

We expect the Federal Reserve will continue to raise short-term interest rates during the first half of 2006. We believe this policy will result in low inflation with slow and steady economic growth. We expect the high yield market to experience more volatility until the Fed ceases increasing rates. During the second half of 2006, we expect credit spreads will widen as default rates begin to increase from very low levels as economic growth slows. We do not anticipate new inflows into fixed income or the high yield market during 2006.

The high yield market continues to trade at historically low spreads while the domestic default rate remains well below the historical average. We expect this environment to persist for a good part of 2006. However, we do expect that the positive credit cycle could begin to turn late 2006. We anticipate the domestic default rate will begin to trend higher as increased risks enter the high yield market. The most prominent risks we envision are leveraged buyouts, increased dividends to shareholders, shareholder purchases and deteriorating quality of high yield issuance. All of these risks negatively impact debt securities. There is a trend developing in new issuance. LBO type transactions have been on the rise, whereas new issuance for refinancings has been on the decline. This is worrisome because LBO transactions are difficult to protect against and refinancings improve balance sheets. However, while these risks exist, many high yield companies have taken advantage of the strong markets in recent years to significantly shore up their balance sheet. This balance sheet repair will provide these companies with more flexibility when the economy and markets become less forgiving.

This brings us to our strategy for 2006. We are implementing a more defensive stance in order to preserve principal and achieve consistent current income for the Fund. Currently, the core of the portfolio remains in the middle tier (rated “B” by Standard and Poor’s) of the high yield market. We believe this stance is acceptable; however, we plan to slowly move up in quality as opportunities present themselves. We expect once the Fed chooses to stop increasing short-term interest rates, higher quality names could outperform. In addition to credit quality, we will also look to sector allocations in order to achieve a more defensive outlook. We will concentrate on reducing allocations of highly cyclical sectors to less cyclical, more defensive areas in the high yield market.

40 | 86 Strategic Income Fund	Semi-Annual Report
Portfolio Managers’ Review	December 31, 2005

We continue to select securities based on recommendations from our credit research team. We are concentrating on those companies that are positioned well within their respective industries, have manageable debt maturities and have strong management teams. These companies generally have enterprise values able to withstand more volatile financial markets. These companies include independent natural gas producer Chesapeake Energy and medical equipment and service provider Universal Hospital Corporation.

Amy Gibson	Richard Matas
Vice President	Senior Trader
40|86 Advisors, Inc.	40|86 Advisors, Inc.
__________
(1)
 Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes. The Merrill Lynch High Yield Master II Index is an unmanaged, market capitalization weighted index of all domestic and yankee high yield bonds.

Management of the Fund

Amy Gibson, CFA and Richard Matas are the Fund’s portfolio managers. Ms. Gibson is head of the high yield group for 40|86 Advisors, Inc. She is responsible for the oversight of the high yield, bank loan and collateralized debt obligation portfolios. Richard Matas is a high yield trader for 40|86 Advisors, Inc. He is responsible for providing portfolio management support for high yield and collateralized debt obligations.

S&P Rating as a Percent of Total Investments

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited)	December 31, 2005

SHARES OR PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (139.3%)
Amusement and Recreation Services (4.9%)
$500,000	MGM Mirage, Inc., 6.625%, 07/15/2015	$501,250
1,200,000	Movie Gallery, 11.000%, 05/01/2012 (d)	942,000
1,000,000	Pinnacle Entertainment, 8.250%, 03/15/2012 (d)	1,038,750
1,075,000	Vail Resorts, Inc., 6.750%, 02/15/2014 (d)	1,080,375
		3,562,375
Apparel and Other Finished Products (3.7%)
1,500,000	Brown Shoe Company, Inc., 8.750%, 05/01/2012 (d)	1,575,000
1,155,000	Russell Corp., 9.250%, 05/01/2010 (d)	1,176,656
		2,751,656
Beverages - Wines and Spirits (0.7%)
500,000	Constellation Brands, Inc., 8.125%, 01/15/2012	522,500
Building Services (7.0%)
585,000	Hexcel Corp., 6.750%, 02/01/2015	567,450
1,000,000	Rhodes Homes, 7.580%, 11/11/2010	998,750
1,775,000	Universal Hospital Services, Inc., 10.125%, 11/01/2011 (d)	1,846,000
1,000,000	WCI Communities, Inc., 6.625%, 03/15/2005	875,000
1,000,000	Williams Lyon Homes, 7.625%, 12/15/2012 (d)	887,500
		5,174,700
Cable and Other Pay Television Services (8.6%)
1,640,000	Charter Communications OPT, 8.375%, 04/30/2014, Cost - $1,664,600; Acquired 11/05/2004 (d)	1,640,000
1,000,000	Echostar DBS Corp., 6.625%, 10/01/2014 (d)	963,750
1,345,000	Innova S de RL, 9.375%, 09/19/2013 (d)	1,499,675
1,110,000	Qwest Communications, 7.250%, 02/15/2011 (d)	1,137,750
1,080,000	Superior Essex Communications & Essex Group, Inc., 9.000%, 04/15/2012 (d)	1,069,200
		6,310,375
Chemicals and Allied Products (9.3%)
1,000,000	Church & Dwight Co., Inc., 6.000%, 12/15/2012 (d)	990,000
1,290,000	Elizabeth Arden, Inc., 7.750%, 01/15/2014 (d)	1,309,350
1,260,000	Del Laboratories, Inc., 8.000%, 02/01/2012 (d)	1,001,700
630,000	Hercules, Inc., 6.750%, 10/15/2029 (d)	609,525
147,000	Huntsman ICI Chemicals, 10.125%, 07/01/2009 (d)	152,512
765,000	Huntsman International, Inc., 7.375%, 01/01/2015, Cost - $765,000; Acquired 12/03/2004 (a)	742,050
825,000	Lyondell Chemical Co., 11.125%, 07/15/2012 (d)	927,094
585,000	Nalco Co., 8.875%, 11/15/2013 (d)	615,713
463,000	Rockwood Specialties Group, 10.625%, 05/15/2011 (d)	509,879
		6,857,823
Communication Services (8.2%)
1,465,000	American Tower Corp., 7.125%, 10/15/2012 (d)	1,516,275
610,000	Intelsat Bermuda Ltd., 7.794%, 01/15/2012, Cost - $610,000; Acquired - 01/25/2005 (a) (b)	622,963
305,000	Intelsat Bermuda Ltd., 8.625%, 01/15/2015, Cost - $305,000; Acquired - 01/25/2005 (a)	309,575
500,000	L-3 Communications Corp., 6.375%, 10/15/2015, Cost - $495,450; Acquired 07/27/2005 (a)	501,250
275,000	New Skies Satellites NV, 9.125%, 11/01/2012	295,281
1,018,000	Panamsat Corp., 9.000%, 08/15/2014 (d)	1,071,445

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited)	December 31, 2005

SHARES OR PRINCIPAL AMOUNT		VALUE
Communication Services (continued)
$440,000	Rogers Wireless, Inc., 9.625%, 05/01/2011 (d)	$508,200
520,000	Rogers Wireless, Inc., 7.500%, 03/15/2015	564,200
620,000	Rural Cellular Corp., 8.250%, 03/15/2012 (d)	657,200
		6,046,389
Electric, Gas, and Sanitary Services (4.0%)
880,000	Allied Waste North America, 7.250%, 03/15/2015	893,200
756,917	Midwest Generation LLC., 8.560%, 01/02/2016 (d)	823,147
1,090,000	Texas Genco LLC/Financing, 6.875%, 12/15/2014, Cost - $1,090,000; Acquired - 12/08/2004 (a) (d)	1,185,375
		2,901,722
Electronic, Other Electrical Equipment, except Computers (1.7%)
357,000	Alamosa Delaware, Inc., 11.000%, 07/31/2010 (d)	404,303
865,000	Celestica, Inc., 7.875%, 07/01/2011	875,812
		1,280,115
Fabricated Metal Products, except Machinery and Transportation Equipment (2.3%)
1,205,000	Novelis, Inc., 7.250%, 02/15/2015, Cost - $1,207,475; Acquired - 01/28/2005 and 06/02/2005 (a) (d)	1,129,688
605,000	Park-Ohio Industries, Inc., 8.375%, 11/15/2014 (d)	532,400
		1,662,088
Food and Kindred Products (3.8%)
1,500,000	Alliance One, 11.000%, 05/15/2012, Cost - $1,500,000; Acquired - 05/10/2005 (a) (d)	1,327,500
1,000,000	Del Monte Corp., 6.750%, 02/15/2015 (d)	980,000
500,000	Dole Foods Co., 7.250%, 06/15/2010	487,500
		2,795,000
Foreign Goverments (4.6%)
1,345,000	Federative Republic of Brazil, 10.500%, 07/14/2014	1,651,660
545,000	Republic of Panama, 7.250%, 03/15/2015	582,605
1,120,000	Republic of Turkey, 7.375%, 02/05/2025	1,162,000
		3,396,265
Funeral Services and Related Items (1.4%)
1,000,000	Alderwoods Group, Inc., 7.750%, 09/15/2012	1,040,000
General Merchandise Stores (0.7%)
500,000	Neiman Marcus Group, Inc., 10.375%, 10/15/2015, Cost - $500,000; Acquired - 09/28/2005 (a)	510,625
Health Services (6.5%)
1,455,000	Davita, Inc., 7.250%, 03/15/2015 (d)	1,480,463
1,305,000	HealthSouth Corp., 10.750%, 10/01/2008 (d)	1,311,525
1,000,000	Res-Care Inc., 7.750%, 10/15/2013, Cost - $992,610; Acquired - 09/26/2005 (a) (d)	1,005,000
1,000,000	VWR International, Inc., 8.000%, 04/15/2014	1,000,000
		4,796,988
Hotels, Other Lodging Places (2.8%)
590,000	Host Marriott LP, 7.125%, 11/01/2013	616,550
500,000	Las Vegas Sands Corp., 6.375%, 02/15/2015	483,750
1,000,000	Wynn Las Vegas LLC/Corp., 6.625%, 12/01/2014 (d)	977,500
		2,077,800

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited)	December 31, 2005

SHARES OR PRINCIPAL AMOUNT		VALUE
Industrial and Commercial Machinery and Computer Equipment (4.3%)
$1,685,000	Case Corp., 7.250%, 01/15/2016 (d)	$1,579,688
473,000	Rexnord Corp., 10.125%, 12/15/2012 (d)	510,840
1,050,000	Terex Corp., 7.375%, 01/15/2014 (d)	1,044,750
		3,135,278
Lumber and Wood Products, except Furniture (1.7%)
1,400,000	Georgia-Pacific Corp., 7.375%, 12/01/2025 (d)	1,267,000
Measuring Instruments, Photo Goods, Watches (1.0%)
775,000	DRS Technologies, Inc., 6.875%, 11/01/2013 (d)	744,969
Miscellaneous Manufacturing Industries (1.9%)
1,345,000	Blount, Inc., 8.875%, 08/01/2012 (d)	1,425,700
Non-Depository Credit Institutions (1.3%)
1,000,000	General Motors Acceptance Corp., 7.750%, 01/19/2010	934,672
Office Supplies and Forms (1.3%)
1,000,000	Acco Brands Corp., 7.625%, 08/15/2015 (d)	947,500
Oil and Gas Extraction (5.3%)
1,155,000	Chesapeake Energy, 7.500%, 09/15/2013 (d)	1,232,962
450,000	Chesapeake Energy, 6.625%, 01/15/2016 (d)	457,874
790,000	El Paso Production Holdings, 7.750%, 06/01/2013 (d)	823,575
650,000	Houston Exploration Co., 7.000%, 06/15/2013 (d)	627,250
750,000	Whiting Petroleum Corp., 7.000%, 02/01/2014, Cost - $750,000; Acquired - 09/28/2005 (a)	755,625
		3,897,286
Paper and Allied Products (7.5%)
1,640,000	Boise Cascade, 7.125%, 10/15/2014 (d)	1,537,500
1,000,000	Buckeye Technologies, Inc., 8.500%, 10/01/2013 (d)	1,005,000
1,385,000	Graham Packing Co., 8.500%, 10/15/2012 (d)	1,371,150
1,100,000	Graphic Packaging International, 9.500%, 08/15/2013 (d)	1,056,000
575,000	Neenah Paper, Inc., 7.375%, 11/15/2014 (d)	521,813
		5,491,463
Personal Services (4.3%)
1,360,000	Adesa Corp., 7.625%, 06/15/2012 (d)	1,360,000
1,000,000	Goodman Global Holdings, 7.875%, 12/15/2012, Cost - $1,000,000; Acquired - 12/15/2004 (a) (d)	935,000
875,000	Navistar International, 7.500%, 06/15/2011	837,812
		3,132,812
Pharmacy Services (1.4%)
1,000,000	Omnicare, Inc., 6.875%, 12/15/2015	1,020,000
Pipelines (4.2%)
200,000	Atlas Pipeline Partners, 8.125%, 12/15/2015, Cost - $200,000; Acquired - 12/15/2005 (a)	202,750
1,490,000	Dynegy Holdings, Inc., 10.125%, 07/15/2013, Cost - $1,587,946; Acquired - 08/01/2003, 03/11/2004 and 05/17/2005 (a) (d)	1,691,150
1,120,000	Pacific Energy Partners, 7.125%, 06/15/2014 (d)	1,159,200
		3,053,100

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited)	December 31, 2005

SHARES OR PRINCIPAL AMOUNT		VALUE
Printing, Publishing and Allied Industries (5.0%)
$835,000	Mail-Well Corp., 9.625%, 03/15/2012 (d)	$905,975
1,110,000	RH Donnelley Corp., 6.875%, 01/15/2013 (d)	1,028,137
655,000	Sun Media Corp., 7.625%, 02/15/2013	674,650
1,055,000	Warner Music Group, 7.375%, 04/15/2014 (d)	1,052,363
		3,661,125
Rental Auto /Equipment (0.7%)
500,000	Hertz Corporation, 8.875%, 01/01/2014, Cost - $500,000; Acquired - 12/15/2005 (a)	511,875
Railroad Transportation (2.5%)
1,665,000	TFM SA de CV, 9.375%, 05/01/2012, Cost - $1,688,250; Acquired - 04/13/2005, 05/02/2005 and 05/18/2005 (a) (d)	1,831,500
Real Estate Investment Trusts (REITS) (1.6%)
1,090,000	Senior Housing Properties Trust, 8.625%, 01/15/2012 (d)	1,199,000
Stone, Clay, Glass and Concrete Products (3.5%)
1,475,000	Owens-Brockway Glass Container, 8.250%, 05/15/2013 (d)	1,530,312
1,005,000	US Concrete, Inc., 8.375%, 04/01/2014 (d)	1,007,513
		2,537,825
Special Purpose Entity (5.4%)
645,000	Academica Charter School, 8.100%, 08/15/2024, Cost - $645,000; Acquired - 08/18/2004 (a)	670,510
380,000	American Commercial, 9.500%, 02/15/2015	412,300
1,500,000	Fort Eustis/ Story House, 7.125%, 12/15/2034 (d)	1,532,250
1,415,000	Riddell Bell Holdings, 8.375%, 10/01/2012 (d)	1,319,487
		3,934,547
Telephone Communications (3.9%)
741,200	AirGate PCS, Inc., 9.375% 09/01/2009, Cost - $548,272; Acquired - 02/26/2004 (a) (d)	778,260
1,300,000	Cincinnati Bell, Inc., 8.375%, 01/15/2014 (d)	1,285,375
800,000	Hawaiian Telecom Communication, 9.750%, 05/01/2013, Cost - $807,000; Acquired - 04/27/2005, 05/05/2005 and 05/17/2005 (a)	786,000
		2,849,635
Television Broadcasting Stations (3.0%)
500,000	LIN Television Corp., 6.500% 05/15/2013	481,875
500,000	LIN Television Corp. W/I., 6.500%, 05/15/2013	481,875
1,235,000	Sinclair Broadcasting Group, 8.000%, 03/15/2012 (d)	1,278,225
		2,241,975
Transportation Equipment (3.8%)
835,000	Tenneco Automotive, Inc., 8.625%, 11/15/2014	793,250
1,280,000	TRW Automotive, Inc., 9.375%, 02/15/2013	1,392,000
645,000	United Components, Inc., 9.375%, 06/15/2013	645,000
		2,830,250
Vitamins, Nutritionals and Other Health - Related Products - (2.8%)
1,130,000	Jean Coutu Group, 7.625%, 08/01/2012 (d)	1,118,700
1,000,000	NBTY, Inc., 7.125%, 10/01/2015, Cost - $991,170; Acquired - 09/16/2005 (a)	957,500
		2,076,200

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Schedule of Investments (unaudited)	December 31, 2005

SHARES OR PRINCIPAL AMOUNT		VALUE
Wholesale Trade - Durable Goods (1.3%)
$1,000,000	Vedanta Resources, 6.625%, 02/22/2010, Cost - $997,390; Acquired - 12/10/2004 (a) (d)	$973,867
Wholesale Trade - Non-Durable Goods (1.4%)
1,055,000	FastenTech, Inc., 11.500%, 05/01/2011 (d)	1,039,175
	Total Corporate Bonds (cost $103,113,804)	$102,423,175
COMMON STOCK (0.2%)
Chemical Products (0.2%)
7,104	Huntsman Corp. (c)	122,329
	Total Common Stock (cost $49,399)	$122,329
PREFERRED STOCK (0.4%)
Apparel and Other Finished Products (0.4%)
12,598	Tommy Hilfiger USA, Inc., 9.000%, 12/01/2031	318,226
	Total Preferred Stock (cost $318,348)	$318,226
SHORT-TERM INVESTMENTS (0.8%)
579,389	Temporary Investment Fund, Inc.	579,389
	Total Short-Term Investments (cost $579,389)	$579,389
	Total Investments (140.7% of net assets) (cost $104,060,940) (e)	$103,443,119
	Liabilities, less other assets (-40.7% of net assets)	(29,917,493)
	Total Net Assets (100.0%)	$73,525,626
__________
(a)	Restricted under Rule 144A of the Securities Act of 1933.
(b)	Variable rate bond - Coupon rate changes semi-annually.
(c)	Non-income producing security.
(d)	All or a portion of these securities were included in a pledge account (see footnote 6).
(e)	At December 31, 2005, the aggregate cost for Federal income tax purposes was $ 104,113,568.
The aggregate gross unrealized appreciation (depreciation) for Federal income tax purposes is as follows:
Excess of market value over tax cost $2,241,890
Excess of tax cost over market value (2,912,339)
$ (670,449)

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Statement of Assets and Liabilities
December 31, 2005 (unaudited)

Assets:
Investments at cost	$104,060,940
Investments at value	$103,443,119
Interest receivable	2,204,483
Other assets	3,100
Total assets	105,650,702
Liabilities and net assets:
Payable to Conseco, Inc. subsidiaries	151,225
Accrued expenses	76,713
Distribution payable	716,409
Interest payable	131,534
Line of credit payable	31,049,195
Total liabilities	32,125,076
Net assets	$73,525,626
Net assets consist of:
Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized)	$6,840
Paid-in capital	101,202,966
Distribution in excess of net investment income	(30,511)
Accumulated net realized loss on investments	(27,035,848)
Net unrealized depreciation on investments	(617,821)
Net assets	$73,525,626
Shares outstanding	6,839,661
Net asset value per share	$10.75

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Statement of Operations
For the six months ended December 31, 2005 (unaudited)

Investment Income:
Interest	$4,454,981
Dividends	19,734
Total investment income	4,474,715
Expenses:
Investment advisory fees	502,006
Administration fees	50,386
Trustees' fees	46,927
Legal fees	41,435
Registration and filing fees	12,568
Audit fees	12,006
Shareholders service fees	11,244
Custodian fees	10,234
Transfer agent fees	9,862
Reports — printing	7,058
Other	5,797
Total expenses before interest expense	709,523
Interest expense	794,772
Total expenses	1,504,295
Net investment income	2,970,420
Net realized and unrealized loss on investments:
Net realized loss on sales of investments	(220,996)
Net change in unrealized depreciation of investments	(2,948,236)
Net realized and unrealized loss on investments	(3,169,232)
Net decrease in net assets from operations	$(198,812)

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Statement of Changes in Net Assets
For the six months ended December 31, 2005 (unaudited) and the year ended June 30, 2005

	December 31,	2005	June 30, 2005
Operations:
Net investment income		$ 2,970,420	$5,872,639
Net realized gain (loss) on sales of investments		(220,996)	4,588,134
Net change in unrealized depreciation of investments		(2,948,236)	(1,623,372)
Net increase (decrease) from operations		(198,812)	8,837,401
Distributions to shareholders:
Net investment income		(3,110,291)	(5,878,689)
Net decrease from distributions		(3,110,291)	(5,878,689)
Capital Share Transactions:
Reinvestment of distributions		—	—
Net increase from capital share transactions		—	—
Total increase (decrease) in net assets		(3,309,103)	2,958,712
Net assets:
Beginning of period		76,834,729	73,876,017
End of period		$73,525,626	$76,834,729
Share data:
Reinvestment of distributions		—	—
Net increase		—	—
Shares outstanding:
Beginning of period		6,839,661	6,839,661
End of period		6,839,661	6,839,661

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Statement of Cash Flows
For the six months ended December 31, 2005 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income	$4,546,574
Interest expense paid	(778,850)
Operating expenses paid	(747,156)
Net cash provided by operating activities	3,020,568
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments	29,926,959
Purchases of investments	(24,309,341)
Net increase in short-term investments	(204,682)
Net cash provided by investing activities	5,412,936
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid (net of reinvestment of $0)	(2,972,517)
Net decrease in loans outstanding	(5,500,000)
Net cash provided for financing activities	(8,472,517)
Net decrease in cash	(39,013)
Cash at beginning of period	39,013
Cash at end of year	$—
Reconciliation of Net Investment Income to Net Cash Provided By Operating Activities:
Net investment income	$2,970,420
Net decrease in interest and dividends receivable	29,477
Net decrease in other assets	10,442
Net decrease in payable to Conseco, Inc. and subsidiaries	(35,366)
Net decrease in accrued expenses	(12,709)
Net increase in interest payable	15,922
Accretion and amortization of discounts and premiums	42,382
Net cash provided by operating activities	$3,020,568

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Financial Highlights

	For the Six Months Ended December 31, 2005 (Unaudited)	For the Year Ended June 30, 2005	For the Year Ended June 30, 2004	For the Year Ended June 30, 2003	For the Year Ended June 30, 2002	For the Year Ended June 30, 2001
Net asset value per share, beginning of period	$11.23	$10.80	$10.20	$7.81	$9.28	$11.15
Income from investment operations (a):
Net investment income	0.43	0.86	0.94	0.96	1.01	1.11
Net realized gains (losses) and change in unrealized appreciation (depreciation) on investments	(0.46)	0.43	0.60	2.38	(1.47)	(1.89)
Net increase (decrease) from investment operations	(0.03)	1.29	1.54	3.34	(0.46)	(0.78)
Distributions:
Net investment income	(0.45)	(0.86)	(0.94)	(0.95)	(1.01)	(1.09)
Net decrease from distributions	(0.45)	(0.86)	(0.94)	(0.95)	(1.01)	(1.09)
Net asset value per share, end of period	$10.75	$11.23	$10.80	$10.20	$7.81	$9.28
Per share market value, end of period	$9.28	$10.13	$9.60	$10.17	$7.82	$9.51
Total return (b) (c).	(4.00%)	14.84%	3.30%	45.80%	(7.60%)	3.39%
Ratios/supplemental data:
Net assets (dollars in thousands), end of year	$73,526	$76,835	$73,876	$69,755	$53,170	$62,753
Ratios of expenses to average net assets (d)	3.95%	3.13%	2.38%	2.84%	3.13%	4.04%
Ratios of operating expenses to average net assets (d) (e)	1.86%	1.85%	1.79%	1.98%	1.93%	1.80%
Ratios of net investment income to average net assets (d)	7.80%	7.60%	8.77%	11.43%	11.47%	10.95%
Portfolio turnover (c)	22%	150%	113%	112%	248%	213%

__________
(a)	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.
(b)
Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(c)	Not annualized for periods of less than one year.
(d)	Annualized for periods of less than one year.
(e)	Excluding interest expense.

The accompanying notes are an integral part of these financial statements.

40 | 86 Strategic Income Fund	Semi-Annual Report
Notes to Financial Statements (unaudited)	December 31, 2005

1. ORGANIZATION

The 40|86 Strategic Income Fund (formerly, the Conseco Strategic Income Fund) (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998 and commenced operations on July 31, 1998. The Fund is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a closed-end, non-diversified management investment company. At December 31, 2005, Conseco, Inc. (“Conseco”) owned 14,516 shares of the Fund’s common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions and Related Investment Income

Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. The Fund holds investments that are restricted as to resale with a cost of $18,845,163 and a market value of $19,068,063 under Rule 144A of the Securities Act of 1933. These securities represent 25.93% of the net assets of the Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration.

Investments are stated at market value in the accompanying financial statements. Values for fixed income and other securities are provided by third-party pricing services. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices or, if such data is not available, at the most recently available prices or under policies adopted by the Board of Trustees. Securities traded on stock exchanges are valued at the last sale price as of the close of business on the date of determination or, lacking any sales, at the mean between the closing bid and asked prices. Fund securities, which are traded both in the over-the-counter market and on an exchange, are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Board of Trustees. Debt securities purchased with maturities of sixty days or less are valued at amortized cost.

Investments held by the Fund may be purchased with accrued interest, and the investments owned by the Fund may accrue interest during the period the investment is owned by the Fund. If an investment owned by the Fund experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Fund’s policy is to cease interest accruals from the time the investments are traded as “flat” in the market. The Fund evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

Distribution of Income and Gains

The Fund intends to distribute monthly to shareholders substantially all of its net investment income and to distribute, at least annually, any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). However, the Board of Trustees may decide to declare dividends at other intervals.

Federal Income Taxes

For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Income and Capital Gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the year ended June 30, 2005 and June 30, 2004 were as follows:

Ordinary income (2005)	$5,787,722
Ordinary income (2004)	6,371,292
At June 30, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:
Undistributed Ordinary Income	$109,361
Capital Loss and other loss carryovers	(26,761,787)
Accumulated Earning	(26,652,426)
Unrealized Appreciation — Tax	2,277,349
Total Accumulated Earnings (Deficit)	$(24,375,077)

The differences between book and tax basis net unrealized appreciation are primarily attributable to wash sales. The cumulative timing difference for ordinary income is due to the timing of distributions. The cumulative timing difference for the capital loss carryover is due to Wash Sales.

Net Asset Value	$76,834,729
Paid in Capital	(101,209,806)
Net assets (excluding paid in capital)	$(24,375,077)

During the year ended June 30, 2005, the Fund used capital loss carryforwards of $4,513,347. As of June 30, 2005, the Fund had a total capital loss carryover of $26,761,787, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. The capital loss of $16,920,009 will expire in 2008, $5,367,863 in 2009, and $4,473,915 in 2010.

40 | 86 Strategic Income Fund	Semi-Annual Report
Notes to Financial Statements (unaudited)	December 31, 2005

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as of the date of the financial statements, and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. OTHER EXPENSES

The Fund pays expenses of Trustees who are not affiliated persons of the Fund or 40|86 Advisors, Inc. (the “Adviser” and “Administrator”), a wholly-owned subsidiary of Conseco. The Fund pays each of its Trustees who is not a Trustee, officer or employee of the Adviser, the Administrator or any affiliate thereof an annual fee of $7,500 plus $1,500 for each Board of Trustees meeting attended. Additionally, each Trustee receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Chairman receives an additional $375 for each meeting attended. The Fund reimburses all Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

4. TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

The Adviser serves as the Investment Manager and Administrator to the Fund under the terms of the Investment Management and Administration Agreement. The Adviser supervises the Fund’s management and investment program, performs a variety of services in connection with management and operation of the Fund and pays all compensation of officers and Trustees of the Fund who are affiliated persons of the Adviser or the Fund. As compensation for its services to the Fund, the Fund has agreed to pay the Adviser a monthly advisory fee equal to an annual rate of 0.90 percent of the value of the average weekly value of the total assets of the Fund less the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”). The total fees incurred for such services for the six months ended December 31, 2005 were $502,006.

Shareholder Servicing Agreement

Conseco Services, LLC, a wholly-owned subsidiary of Conseco, acts as the Shareholder Servicing Agent to the Fund under the Shareholder Service Agreement. As compensation for its services, the Fund has agreed to pay Conseco Services, LLC a monthly shareholder servicing fee equal to an annual rate of 0.10 percent of the Managed Assets. The Administrator has contractually agreed to waive its shareholder servicing fee to an annual rate of 0.02 percent of Managed Assets through June 30, 2006. The Administrator may discontinue this limit any time after June 30, 2006. The total fees incurred for such services for the six months ended December 31, 2005 were $11,244.

5. ADMINISTRATION AGREEMENT

The Fund contracted for certain administration services with PFPC, Inc. (“PFPC”). For its services, PFPC receives a monthly fee equal to an annual rate of 0.105 percent of the first $250 million of average weekly net assets; 0.080 percent of the next $250 million of average weekly net assets; 0.055 percent of the next $250 million of average weekly net assets; and 0.035 percent of average weekly net assets in excess of $750 million, subject to a minimum monthly charge of $7,500. The total fees incurred for such services for the six months ended December 31, 2005 were $50,386.

6. PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $23,506,638 and $29,123,381, respectively, for six months ended December 31, 2005.

7. INDEBTEDNESS

The Fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for the shareholders, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in interest rates on borrowings.

Loan Agreement

The Fund entered into a secured Loan and Pledge Agreement with Custodial Trust Company (the “Agreement”) on October 4, 2000. The Agreement is callable on demand. Under the Agreement, the aggregate amount of the loans outstanding may not exceed 33 1/3 percent of total assets (including the amount obtained through leverage). Borrowings bear interest at the Federal Funds Rate plus a margin of 0.75 percent. Interest payments are made monthly. Advances made under the Agreement are due and payable on demand. The Fund shall maintain a pledge account which gives the Custodial Trust Company as pledgee effective control over the Fund assets with a collateral value greater than the sum of the outstanding aggregate principal amount of the loans and the interest accrued thereon. The Fund is required to maintain asset coverage, as defined in the Agreement, of at least 3:1. Portfolio securities with an aggregate value of $71,010,304 were included in the pledge account at December 31, 2005. The Fund was in compliance with the terms of the agreement at December 31, 2005.

40 | 86 Strategic Income Fund	Semi-Annual Report
Notes to Financial Statements (unaudited)	December 31, 2005

Borrowings at December 31, 2005 totaled $31.0 million, and the interest rate on such borrowings was 4.75 percent.

Average daily balance of loans outstanding during the six months ended December 31, 2005	$35,095,390
Weighted average interest rate for the period	4.49%
Maximum amount of loans outstanding at any month-end during the six months ended December 31, 2005	$36,549,195
Maximum percentage of total assets at any month-end during the six months ended December 31, 2005	31.85%
Amount of loans outstanding at December 31, 2005	$31,049,195
Percentage of total assets at December 31, 2005	29.39%

8. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

40 | 86 Strategic Income Fund	Semi-Annual Report
Automatic Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested in additional shares by PFPC, Inc. (“PFPC”), as agent for shareholders in administering the DRIP (the “DRIP Agent”). Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC as dividend disbursing agent. DRIP participants may elect not to participate in the DRIP and to receive all dividends and capital gain distributions in cash by sending written instructions to PFPC, as dividend disbursing agent, at the address set forth below. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the DRIP Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in shares. The shares will be acquired by the DRIP Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either: (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”); or (ii) by purchase of outstanding shares on the open market (“open market purchases”) on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the DRIP Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value thereof (such condition being referred to herein as “market discount”), the DRIP Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the dividend payment date, the DRIP Agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but no more than 30 days after the dividend payment date, to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the DRIP Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the DRIP Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the DRIP Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the market discount shifts to a market premium.

The DRIP Agent maintains all shareholders’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each DRIP participant will be held on his or her behalf by the DRIP Agent on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP. The DRIP Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the DRIP in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the DRIP.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Agents open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on the dividends.

Shareholders participating in the DRIP may receive benefits not available to shareholders not participating in the DRIP.

If the market price (plus commissions) of the Fund’s shares is above their net asset value, participants of the DRIP will receive

40 | 86 Strategic Income Fund	Semi-Annual Report
Automatic Dividend Reinvestment Plan (unaudited) (continued)

shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price (plus commissions) is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants in the DRIP, however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to the DRIP Agent at PFPC, Inc., PO Box 43027, Providence, RI 02940-3027.

Meeting of Shareholders - December 15, 2005 (unaudited)

Proposal 1 -
Election two trustees to the Board of Trustees

Class II Trustee: Audrey L. Kurzawa	Shares Voted	Percent of Shares Outstanding	Percent of Shares Voted
Voted	5,121,663.303	74.882%	99.974%
Unvoted	1,323.000	0.019%	0.026%
Total	5,122,986.303	74.901%	100.000%

Class III Trustee: Vincent J. Otto
Voted	5,120,663.303	74.867%	99.955%
Unvoted	2,323.000	0.034%	0.045%
Total	5,122,986.303	74.901%	100.000%

Federal Tax Information (unaudited)

For the year ended June 30, 2005, 1% of ordinary income distributions paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV. For corporate shareholders, 1% of ordinary income distributions paid by the Fund qualifies for the dividend received deduction.

40 | 86 Strategic Income Fund	Semi-Annual Report
Board of Trustees and Officers (unaudited)

Name (Age) Address	Position Held With Trust	Principal Occupation(s) During Past 5 Years
Audrey L. Kurzawa* (38) 11815 N. Pennsylvania St. Carmel, IN 46032	President and Trustee Since June 2005 and Formerly Treasurer Since October 2002	Certified Public Accountant. Controller, Adviser. President and Trustee of one other mutual fund managed by the Adviser.

Diana H. Hamilton (48) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm; Formerly, State of Indiana Director of Public Finance. Trustee of one other mutual fund managed by the Adviser.

R. Matthew Neff (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	Chairman and Co-Chief Executive Officer of Senex Financial Corp., a financial services company engaged in the healthcare finance field. Trustee of one other mutual fund managed by the Adviser.

Vincent J. Otto (46) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2005	Executive Vice President and Chief Financial Officer, Waterfield Mortgage Company and Union Federal Bank. Director, Federal Home Loan Bank of Indianapolis.

William T. Devanney (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Vice President Since July 1998	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of one other mutual fund managed by the Adviser.

Daniel Murphy (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer Since June 2005	Senior Vice President and Treasurer, Conseco, Inc. Treasurer of one other mutual fund managed by the Adviser.

Jeffrey M. Stautz (47) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Legal Officer and Secretary Since May 2005	Vice President, General Counsel, Secretary and Chief Compliance Officer, Adviser. Chief Legal Officer and Secretary of one other mutual fund managed by the Adviser.

Sarah L. Bertrand (37) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Compliance Officer and Assistant Secretary Since December 2004	Assistant Vice President, Legal and Compliance, Adviser. Chief Compliance Officer and Assistant Secretary of one other mutual fund managed by the Adviser.

__________

* The Trustee so indicated is an ”interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.
Each Trustee serves until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by—laws or charter or statute.

All Trustees oversee the seven portfolios that make up the total fund complex including 40|86 Strategic Income Fund (1) and 40|86 Series Trust (6).

INVESTMENT ADVISER 40|86 Advisors, Inc. Carmel, IN	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Indianapolis, IN	LEGAL COUNSEL Kirkpatrick & Lockhart Nicholson Graham LLP Washington, DC

TRANSFER AGENT PFPC, Inc. Providence, RI	CUSTODIAN PFPC Trust Company Philadelphia, PA

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2005

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing for the most recent quarter is available without charge, upon request, by calling (800) 852-4750. Furthermore, you can obtain the Fund’s quarterly portfolio schedule on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

40|86 STRATEGIC INCOME FUND
11815 N. Pennsylvania Street
Carmel, IN 46032
800-852-4750

40|86 STRATEGIC INCOME FUND
11815 N. Pennsylvania Street
Carmel, IN 46032

Item 2. Code of Ethics.
Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.

Item 6. Schedule of Investments.
Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

[Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Identification of equity purchases to be reported according to this section should be determined by client and fund counsel.]

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (7/1/05 - 7/31/05)	None	None	None	None
Month #2 (8/1/05 - 8/31/05)	None	None	None	None
Month #3 (9/1/05 - 9/30/05)	None	None	None	None
Month #4 (10/1/05 - 10/31/05)	None	None	None	None
Month #5 (11/1/05 - 11/30/05)	None	None	None	None
Month #6 (12/1/05 - 12/31/05)	None	None	None	None
Total	None	None	None	None

[Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced: Not applicable

a.	The date each plan or program was announced
b.	The dollar amount (or share or unit amount) approved
c.	The expiration date (if any) of each plan or program
d.	Each plan or program that has expired during the period covered by the table
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases.]

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Any code of ethics or amendment thereto. Not applicable for semi-annual reports.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         40|86 Strategic Income Fund

By (Signature and Title)    /s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date  3/6/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date 3/6/06

By (Signature and Title)    /s/ Daniel J. Murphy
Daniel J. Murphy, Treasurer
(principal financial officer)

Date  3/6/06